Exhibit 32.2

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Annual Report”) on the Form 10-K of Brand Neue Corp. (the “Company”) for the one year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Adi Muljo, Chief Executive Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: July 14, 2010

/s/ Adi Muljo
Adi Muljo
Chief Executive Officer and Director

Exhibit 32.2

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Annual Report”) on the Form 10-K of Brand Neue Corp. (the “Company”) for the one year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, R. Bev Harrison, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:   July 14, 2010

/s/ R. Bev Harrison
R. Bev Harrison
Chief Financial Officer